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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 7, 2003

                          CITIZENS FIRST BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-32041                 38-3573852
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


                  525 Water Street, Port Huron, Michigan 48060
                    (Address of principal executive offices)

                                 (810) 987-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         The following exhibits are furnished herewith:

         EXHIBIT NO.                     DESCRIPTION OF EXHIBIT

         99.1 Press Release dated August 7, 2003 with To the Registrant's Financial results for the Second quarter ended June 30, 2003, and $0.09 per share cash dividend.

Exhibit 99.1, a true and correct copy of the press release dated, and issued on, August 7, 2003.

Item 9. INFORMATION FURNISHED UNDER ITEM 12 RESULTS OF OPERATION AND FINANCIAL CONDITION

The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On August 7, 2003, the Registrants announced (i) financial results for the second quarter ended June 30, 2003, reporting earnings of $3.3 million, or $0.42 per share; and (ii) that the Company's board of directors had declared a quarterly cash dividend of $0.09 per share, payable on August 21, 2003 to stockholders of record on August 21, 2003.

         A true and correct copy of the press release referenced in the preceding paragraph is attached as Exhibit 99.1.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CITIZENS FIRST BANCORP, INC.
                                                 (Registrant)

Date: August 14, 2003                     By: /s/ Marshall J. Campbell
                                             -----------------------------------
                                                         (Signature)
                                                     Marshall J. Campbell
                                                 Chairman, President and Chief
                                                       Executive Officer




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                                 EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

EX-99.1                         Press Release dated August 7, 2003